BLACKROCK FUNDSSM

BlackRock International Dividend Fund

(the “Fund”)

Supplement dated June 28, 2023 to the Statement of Additional Information (“SAI”) of the Fund,

dated September 28, 2022, as supplemented to date

Effective June 15, 2023, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Olivia Treharne, CFA, Molly Greenen, CFA, and Rosie Edwards are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about the funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of May 31, 2022.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Olivia Treharne, CFA	6 $3.84 Billion	7 $2.85 Billion	4 $2.50 Billion	0 $0	0 $0	1 $1.20 Billion
Molly Greenen, CFA	6 $3.84 Billion	11 $3.10 Billion	4 $2.50 Billion	0 $0	0 $0	1 $1.20 Billion
Rosie Edwards*	1 $615.1 Million	0 $0	0 $0	0 $0	0 $0	0 $0

*	Information provided is as of May 31, 2023.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes Olivia Treharne’s and Molly Greenen’s compensation as of May 31, 2022 and Rosie Edwards’ compensation as of May 31, 2023.

The sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of the Fund and other accounts managed by the portfolio management team is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmarks
Olivia Treharne, CFA Molly Greenen, CFA	70% MS_ACWNXUS / 30% LIBOR_3MO; 70% MSACWLDNET / 30% LIBOR_3MO Index; MSCI ACWI HIGH DIVIDEND YIELD — NET USD; MSCI All Country World Index (Net Total Return); MSCI All Country World Net TR Index; MSCI All Country World Net TR Index — in GBP; MSCI World Ex Japan Gross TR Index — in JPY.
Rosie Edwards	MSCI ACWI ex US.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

As of May 31, 2022, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Olivia Treharne, CFA	$10,001-$50,000
Molly Greenen, CFA	None
Rosie Edwards*	None

*	Information provided is as of May 31, 2023.

The last two sentences of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Mses. Treharne and Greenen may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mses. Treharne and Greenen may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-ID-0623SUP

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